Exhibit 10.1

AMENDMENT NO. 1 TO

FIRST AMENDED AND RESTATED ADVISORY AGREEMENT

This AMENDMENT NO. 1 TO FIRST AMENDED AND RESTATED ADVISORY AGREEMENT (this “Amendment”) effective as of October 14, 2019, is by and between Nuveen Global Cities REIT, Inc. (the “Company”), Nuveen Global Cities REIT OP, LP (the “Operating Partnership”) and Nuveen Real Estate Global Cities Advisors, LLC (the “Advisor”).

W I T N E S S E T H

WHEREAS, the Company, the Operating Partnership and the Advisor entered into that certain First Amended and Restated Advisory Agreement January 23, 2018 (the “Agreement”), whereby the Advisor agreed to provide certain advisory services to the Company and the Operating Partnership as more specifically provided therein; and

WHEREAS, as set forth in Section 22(a) of the Agreement, the parties wish to amend the Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties agree as follows:

1.    DEFINITIONS; REFERENCES.

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. Each reference to “hereof,” “hereunder,” “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Agreement shall, after the date hereof, refer to the Agreement as amended hereby.

2.    AMENDMENT TO THE AGREEMENT.

Section 11(f) of the Agreement is deleted and replaced in its entirety with the following:

“(f)    Notwithstanding the foregoing, the Advisor shall pay for all Organization and Offering Expenses (other than Selling Commissions and Stockholder Servicing Fees) incurred prior to January 2019. All Organization and Offering Expenses (other than Selling Commissions and Stockholder Servicing Fees) paid by the Advisor pursuant to this Section 11(f) shall be reimbursed by the Company to the Advisor in 60 equal monthly installments commencing on the earlier of (i) the date the Company’s NAV reaches $1 billion or (ii) January 31, 2023.”

3.     ENTIRE AGREEMENT.

Except as amended by this Amendment, the Agreement remains unaltered and in full force and effect. The Agreement, as amended by this Amendment, embodies the entire understanding of the parties, supersedes any prior agreements or understandings with respect to the subject matter hereof, and cannot be altered, amended, supplemented, or abridged, or any provisions waived except by the written consent of the parties.

4.     COUNTERPARTS.

This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signatures on next page]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to First Amended and Restated Advisory Agreement as of the date first written above.

Nuveen Global Cities REIT, Inc.

By:	/s/ William Miller
	Name:	William Miller
	Title:	Authorized Signatory

Nuveen Global Cities REIT OP, LP

By:	Nuveen Global Cities REIT, Inc., as general partner

By:	/s/ William Miller
	Name:	William Miller
	Title:	Authorized Signatory

Nuveen Real Estate Global Cities Advisors, LLC

By:	/s/ James E. Sinople
	Name:	James E. Sinople
	Title:	Authorized Signatory